THE SENTINEL FUNDS

       Supplement dated May 10, 1999 to Prospectus dated March 31, 1999

Examples

The numbers below replace the corresponding numbers in the examples shown on page 13.

Class B (if you redeem at the end of the period):  1 year   3 years      5 years

Common Stock                                       $584     $  869        $1180
Balanced                                            593        897         1226
Mid Cap Growth                                      632       1015         1425
Small Company                                       628       1003         1405
World                                               628       1003         1405
High Yield                                          555        780         1029
Bond                                                587        879         1195
Money Market                                        480        549          633


Class C (if you redeem at the end of the period):  1 year

Common Stock                                       $295
Balanced                                            321
World                                               324
High Yield                                          309


Class D (if you redeem at the end of the period):  1 year    3 years     5 years

Balanced                                           $769      $1023       $1302


Performance Data

     The Funds may from time to time include average annual total return figures in advertisements or other material the Funds send to existing or prospective shareholders. The Funds calculate these figures by determining the average annual compounded rates of return that would produce the redeemable value of the Fund being shown at the end of each period for a given initial investment. All recurring and nonrecurring expenses are included in the calculation. It is assumed that all dividends and distributions are reinvested. In addition, to better illustrate the performance of money already invested in the Funds, the Funds may also periodically advertise total return without subtracting sales charges.

     The fixed income Funds may also quote yields in advertisements. Yields are computed by dividing net investment income for a recent 30-day (or one month) period by the product of the average daily number of shares outstanding during that period and the maximum offering price per share on the last day of the period. The result is then annualized. These Funds may also show comparable yields to those shareholders already invested in the Funds by using the net asset value per share instead of maximum offering price in the above calculations. This has the effect of raising the quoted yields. The Tax-Free Income, New York and Pennsylvania Funds may also include tax-equivalent yields in advertisements. Tax-equivalent yields increase the yield as calculated above to make it comparable on an after-tax basis to an investment which produces taxable income.


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     The  Funds  may  compare  their   performance   to  relevant   indices  in
advertisements. The equity Funds may compare their performance to stock indices, including the Dow Jones Industrial Average, the Standard & Poor's 500 Stock Index, and the Russell 2000 Index. The World Fund may compare its performance to the "EAFE" (Europe, Australia, Far East) Index. The High Yield Fund may compare its performance to the Chase Manhattan Bank Index. The fixed income Funds may compare their performance to bond or money market indices, including the Lehman Aggregate Bond Index, Municipal Bond Index, or Government Bond Index, and Donoghue's Money Fund Report.

     The Funds may also refer to rankings and ratings published by independent tracking services and publications of general interest including Lipper Analytical Services, Inc., CDA/Wiesenberger, Morningstar, Donoghue's; magazines such as Money, Forbes, Kiplinger's Personal Finance Magazine, Financial World, Consumer Reports, Business Week, Time, Newsweek, U.S. News and World Report; and other publications such as the Wall Steet Journal, Barron's, Investor's Daily, and Standard & Poor's Outlook. These ranking services and publications may rank the performance of the Funds against all other mutual funds or against funds in specified categories. The rankings may or may not include the effects of sales or other charges.

High Yield Fund Class B Shares - Promotion

     As a special promotion during the period May 1, 1999 to July 31, 1999, Sentinel Financial Services Company will pay to dealers who agree to participate in the promotion, on sales of Class B shares of Sentinel High Yield Bond Fund, the following amounts (stated as percentages of the aggregate purchase amount):

                                                              Broker-Dealer
                  Amount of Purchase Payment                    Payment
                  --------------------------                  -------------
                  Up to $249,999..................................5.0%
                  $250,000 to $499,999............................3.5%
                  $500,000 to $999,999............................3.0%

These amounts are 1.0% greater than the payments normally made on such sales.